Note 10 - Property, Equipment, Mine Development Costs, Owned and Leased Mineral Rights, Land and Buildings	12 Months Ended
Dec. 31, 2014
Property, Plant and Equipment [Abstract]
Property, Plant, and Equipment and Intangible Assets [Text Block]

10. PROPERTY, EQUIPMENT, MINE DEVELOPMENT COSTS, OWNED AND LEASED MINERAL RIGHTS, LAND AND BUILDINGS

Property, equipment, and mine development costs consisted of the following:

	As of December 31, 2014	As of December 31, 2013
Production equipment	$9,198	$9,030
Mine development	1,052	1,052
Total property, equipment and mine development costs	10,250	10,082
Less accumulated depreciation	(781)	(31)
Total property, equipment and mine development costs, net	$9,469	$10,051

Owned and leased mineral rights, land and building, net consisted of the following:

	As of December 31, 2014	As of December 31, 2013
Land	$490	$490
Buildings	266	132
Leased Mineral interests	1,034	20,377
Total owned and leased mineral rights, land and building	1,790	20,999
Less accumulated depreciation and depletion	(19)	(22)
Total owned and leased mineral rights, land and building, net	$1,771	$20,977

Leased mineral interests were reviewed for impairment due to changes in circumstances that indicated that the carrying amount of leased mineral interests may not be recoverable, according to the addendum dated December 31, 2014 (refer to Note 16). Recoverability is measured by a comparison of the carrying amount of leased mineral interests to the estimated future undiscounted cash flows expected to be generated by it. If the carrying amount exceeds its estimated future undiscounted cash flows, an impairment charge is recognized equal to the amount by which the carrying amount exceeds the fair value of leased mineral interests.

The future cash flows from operations were determined by considering the Company’s mining plan for one year. According to the plan, the Company expects to mine 205 tons in one year. Expenses were forecasted with reference to the historic absolute and relative levels of expenses the Company has incurred or has obtained after monitoring the market.

With effective December 31, 2014, an amendment to the VAG unit purchase agreement was executed with the seller which reduced the purchase price for the VAG membership interest to $3,300. The amendment resulted from the inability of the seller to extend the minerals lease that covered a significant portion of the subject minerals, which was one of the post-closing conditions of the acquisition, and due to a downturn in market conditions. As a result of the amendment, the Company was released from net liabilities (net of working assets assumed on the acquisition date) of $8,444, which includes the remaining amount due under the original promissory note of $4,500 and the related share proceed guarantee and accrued interest. The Company received a receivable from the seller for the remaining difference between the original purchase price of $15,000 and the revised purchase price of $3,300. The Company impaired the remaining difference between the total amount capitalized, net of release from liabilities and receivables received, and the discounted cash flows attributable to minerals leases that remained after the amendment, resulting in an impairment charge of $4,341 recorded as of December 31, 2014. In connection with the receipt of the receivable from the seller, the Company recorded a $6,558 allowance for doubtful accounts in Selling, General and Administrative Expenses. The Company has now settled the remaining balance of the $15,000 Note and it has been released and discharged from any liabilities whatsoever under the $15,000 Note. The Pledge Agreement was cancelled and consequently the membership interests of VAG were released to the Company.